3 Q 2 3 E a r n i n g s P r e s e n t a t i o n O c t o b e r 2 6 , 2 0 2 3 Exhibit 99.2

Forward Looking Statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are not historical facts and include expressions about management’s confidence and strategies and management’s expectations about our business, new and existing programs and products, acquisitions, relationships, opportunities, taxation, technology, market conditions and economic expectations. These statements may be identified by such forward-looking terminology as “intend,” “should,” “expect,” “believe,” “view,” “opportunity,” “allow,” “continues,” “reflects,” “would,” “could,” “typically,” “usually,” “anticipate,” “may,” “estimate,” “outlook,” “project,” or similar statements or variations of such terms. Such forward-looking statements involve certain risks and uncertainties. Actual results may differ materially from such forward-looking statements. Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements include, but are not limited to: the impact of Federal Reserve actions affecting the level of market interest rates and increases in business failures, specifically among our clients, as well as on our business, our employees and our ability to provide services to our customers; the impact of a potential U.S. Government shutdown on economic activity in the markets in which we operate and, in general, on levels of end market demand in the economy; the impact of possible future bank failures on the business environment in which we operate and resulting market volatility and reduced confidence in depository institutions, including impact on stock price, customer deposit withdrawals from Valley National Bank, or business disruptions or liquidity issues that have or may affect our customers; the impact of unfavorable macroeconomic conditions or downturns, instability or volatility in financial markets, unanticipated loan delinquencies, loss of collateral, decreased service revenues, and other potential negative effects on our business caused by and factors outside of our control, such as geopolitical instabilities or events (including the recent conflict in Israel and Gaza); natural and other disasters (including severe weather events) and health emergencies, acts of terrorism or other external events; risks associated with our acquisition of Bank Leumi Le-Israel Corporation (Bank Leumi USA), including (i) the inability to realize expected cost savings and synergies from the acquisition in the amounts or timeframe anticipated and (ii) greater than expected costs or difficulties relating to integration matters; the loss of or decrease in lower-cost funding sources within our deposit base; the need to supplement debt or equity capital to maintain or exceed internal capital thresholds; the inability to attract new customer deposits to keep pace with loan growth strategies; a material change in our allowance for credit losses under CECL due to forecasted economic conditions and/or unexpected credit deterioration in our loan and investment portfolios; greater than expected technology related costs due to, among other factors, prolonged or failed implementations, additional project staffing and obsolescence caused by continuous and rapid market innovations; cyber-attacks, ransomware attacks, computer viruses or other malware that may breach the security of our websites or other systems to obtain unauthorized access to confidential information, destroy data, disable or degrade service, or sabotage our systems; damage verdicts or settlements or restrictions related to existing or potential class action litigation or individual litigation arising from claims of violations of laws or regulations, contractual claims, breach of fiduciary responsibility, negligence, fraud, environmental laws, patent or trademark infringement, employment related claims, and other matters; changes to laws and regulations, including changes affecting oversight of the financial services industry; changes in the enforcement and interpretation of such laws and regulations; and changes in accounting and reporting standards; higher or lower than expected income tax expense or tax rates, including increases or decreases resulting from changes in uncertain tax position liabilities, tax laws, regulations and case law; results of examinations by the Office of the Comptroller of the Currency (OCC), the Federal Reserve Bank (FRB), the Consumer Financial Protection Bureau (CFPB) and other regulatory authorities, including the possibility that any such regulatory authority may, among other things, require us to increase our allowance for credit losses, write-down assets, reimburse customers, change the way we do business, or limit or eliminate certain other banking activities; our inability or determination not to pay dividends at current levels, or at all, because of inadequate earnings, regulatory restrictions or limitations, changes in our capital requirements or a decision to increase capital by retaining more earnings; a prolonged downturn in the economy, as well as an unexpected decline in commercial real estate values collateralizing a significant portion of our loan portfolio; and unexpected significant declines in the loan portfolio due to the lack of economic expansion, increased competition, large prepayments, changes in regulatory lending guidance or other factors. A detailed discussion of factors that could affect our results is included in our SEC filings, including the “Risk Factors” section of our Annual Report on Form 10-K for the year ended December 31, 2022 and in Item 1A of our Quarterly Report on Form 10-Q for the quarter ended June 30, 2023. We undertake no duty to update any forward-looking statement to conform the statement to actual results or changes in our expectations. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements.

3 3Q23 2Q23 3Q22 3Q23 2Q23 3Q22 Net Income ($mm) $141.3 $139.1 $178.1 $136.4 $147.1 $181.5 Return on Average Assets Annualized 0.92% 0.90% 1.30% 0.89% 0.95% 1.32% Efficiency Ratio (Non-GAAP) -- -- -- 56.7% 55.6% 49.8% Diluted Earnings Per Share $0.27 $0.27 $0.34 $0.26 $0.28 $0.35 Pre-Provision Net Revenue 2 ($mm) $203.9 $196.9 $248.5 $201.2 $213.1 $256.3 PPNR / Average Assets 2 Annualized 1.33% 1.27% 1.81% 1.31% 1.38% 1.87% GAAP Reported Non-GAAP Adjusted 1 1 Please refer to the Non-GAAP Disclosure Reconciliation in Appendix. 2 Pre-provision net revenue (“PPNR”) equals net interest income plus total non-interest income less total non-interest expense. 3Q 2023 Financial Highlights Slower loan growth contributed to improved regulatory capital ratios. Signs of net interest income troughing on a monthly basis. Strong and stable asset quality across the loan portfolio. Sequential reduction in adjusted operating expenses.

4 22.3 23.1 12.4 11.7 14.9 15.1 $49.6 $49.9 6/30/2023 9/30/2023 Time Non-Interest Savings, NOW and money market 24% 45% 25% 30% 0.15% 1.36% 1.96% 2.45% 2.94% 0.25% 3.82% 4.69% 5.16% 5.43% 4Q21 4Q22 1Q23 2Q23 3Q23 Total Deposits Average Fed Funds (Upper) Total Deposits Remain Stable Deposit Balance Trends ($bn) 30% 46% Avg. Fed Funds vs. Deposit Costs (%) Cumulative Beta (Current Cycle) 1 1 Cumulative Beta is measured as the change in Valley’s quarterly average deposit costs since the quarter preceding the rate hike cycle (4Q21) as a percentage of the change in the average quarterly Fed Funds Upper Bound over the same period. Avg. Fed Funds (Upper) Total Cost of Deposits Cumulative Beta 4Q21 0.25% 0.15% -- 4Q22 3.82% 1.36% 34% 1Q23 4.69% 1.96% 41% 2Q23 5.16% 2.45% 47% 3Q23 5.43% 2.94% 54%

SLIDE 5

Customer Deposit Base Diversified by Geography and Source

Total Deposit Breakdown ($bn, as of 9/30/23)


Specialized Deposits
$8.7
17%
Traditional Branch Deposits
$31.3
63%
$49.9bn
Fully FDIC-Insured Indirect Customer
$9.9
20%

Uninsured Deposit & Liquidity ($bn, as of 9/30/23)

Cash & Available Liquidity Stands at 2.2x of Adjusted Uninsured Deposits [1]


$25.8
23%
$24.6
$11.7
$1.1
Adjusted Uninsured Deposits
Cash & Available Liquidity
Adjusted Uninsured Deposits 1
High Quality Available Liquidity 2
Cash on Balance Sheet

Traditional Branch Deposits [3] ($bn, as of 9/30/23)


New Jersey
$17.3
128 branches
$31.3bn
New York
$4.8
42 branches
Alabama
$1.5
16 branches
Florida
$7.7
42 branches

Specialized Deposits by Business Line ($bn, as of 9/30/23)


Nat'l Deposits, Cannabis & Online
$3.2
International Corporate
$0.7
$8.7bn
Technology
$1.2
Other Commercial
$2.0
Private Banking & Wealth
$1.6

1 Adjusted for collateralized government deposits in excess of FDIC $250k limit and intercompany deposits eliminated in consolidation. [2] "High Quality Available Liquidity" includes the following off balance sheet sources of potential liquidity: FHLB, unencumbered investment securities, FRBNY Discount Window Availability, and Uncommitted Fed Funds Lines. [3] Traditional Branch Deposits Include Commercial (inclusive of $1bn of HOA deposits), Consumer and Government. Totals may not sum due to rounding.

6 NJ $2.3 NY $0.5 FL $0.8 PA $0.7 Other $0.7 Highly Granular Deposits – 9/30/2023 Customer Type Deposits ($bn) % of Total Deposits Commercial $17.9 36% Consumer $17.0 34% Fully FDIC-Insured Indirect $9.9 20% Fully-Collateralized Government 1 $5.0 10% Top 10 Commercial Industries 2 Deposits ($bn) % of Total Deposits Real Estate / Rental / Leasing $3.4 7% Finance & Insurance $3.3 7% Professional, Scientific, Technical Services $2.2 4% Other Services $1.7 3% Construction $1.5 3% Health Care & Social Assistance $1.0 2% Manufacturing $1.0 2% Wholesale Trade $0.9 2% Retail Trade $0.7 1% Arts, Entertainment & Recreation $0.5 1% 1 Fully-collateralized to relevant state requirements. 2 Commercial industries determined by NAICS Sector / Industry. $5.0bn Fully-Collateralized Government Deposits by State 1

7 Multifamily 18% Non Owner-Occupied CRE 25% Healthcare CRE 4% Owner-Occupied CRE 9% C&I 18% Consumer 7% Residential R.E. 11% Construction 8% CRE 47% C&I 27%Other 26% New Loan Originations ($bn) 1 CRE includes multifamily, non-owner occupied CRE and healthcare CRE; C&I includes owner-occupied CRE and C&I; Other includes construction, residential RE and Consumer. 2 Cumulative Beta is measured as the change in Valley’s quarterly average loan yield since the quarter preceding the rate hike cycle (4Q21) as a percentage of the change in the average quarterly Fed Funds Upper Bound over the same period. Diversified Loan Portfolio Gross Loans ($bn) $46.9 $48.7 $49.9 $50.1 12/31/2022 3/31/2023 6/30/2023 9/30/2023 9/30/2023 Loan Composition 1 YTD Annualized Growth: $2.7 $2.6 $2.5 $2.5 $1.8 5.21% 6.20% 6.61% 7.35% 7.91% 4.48% 5.20% 5.48% 5.78% 6.03% 3Q22 4Q22 1Q23 2Q23 3Q23 Origination Volume (Gross) New Origination Rate Avg. Portfolio Yield Cumulative Loan Beta (Current Cycle) 2 Avg. Fed Funds (Upper) Avg. Loan Yield Cumulative Beta 4Q21 0.25% 3.83% -- 4Q22 3.82% 5.20% 38% 1Q23 4.69% 5.48% 37% 2Q23 5.16% 5.78% 40% 3Q23 5.43% 6.03% 43% +14.9% +12.6% +9.0%

8 CRE Detail as of 9/30/2023 Portfolio by Collateral Type Apartment & Residential 31% Retail 18% Mixed Use 11% Office 10% Healthcare Office 2% Industrial 11% Healthcare 8% Specialty & Other 9% Portfolio by Geography Florida 25.0% New Jersey 20.3% Other 22.2% Other NYC Boroughs 14.2% Manhattan (Multifamily) 5.6% Manhattan (Other) 4.0% New York (ex. NYC) 8.7% Geography Outstanding ($bn) % of Total Wtd. Avg. LTV Wtd. Avg. DSCR Florida $7.0 25.0% 61% 1.80x New Jersey $5.7 20.3% 62% 1.71x Other NYC Boroughs $4.0 14.2% 55% 1.50x Manhattan $2.7 9.6% 39% (53% ex Co-Ops) 1.72x New York (ex. NYC) $2.4 8.7% 54% 1.82x Other $6.2 22.2% 64% 1.76x Total $28.0 100.0% 58% 1.69x $28.0bn $28.0bn Sums may be inconsistent due to rounding. $4.4bn of CRE Portfolio (16%) is Owner-Occupied.

9 Office 10% Healthcare Office 2% Granular & Diverse Office Portfolio CRE Portfolio $3.2bn Office Portfolio by Geography ($bn) $3.2bn Geography Outstanding ($bn) Avg. Size ($mm) % of Total Office Wtd. Avg. LTV Wtd. Avg. DSCR Florida & Alabama $1.2bn $2mm 37% 51% 1.76x New Jersey $0.8 $2mm 25% 55% 1.51x New York (ex. Manhattan) $0.5 $4mm 19% 52% 1.63x Manhattan $0.3 $6mm 6% 55% 1.30x Other $0.4 $6mm 13% 56% 1.68x Total $3.2bn $2mm 100% 53% 1.63x ▪ $138,000 of non-accruals (0.01% of office). ▪ No charge-offs in recent history. ▪ 72% of portfolio is multi-tenant. ~20% of Office Portfolio is Owner-Occupied. Florida & Alabama $1.2 37% New Jersey $0.8 25%Other $0.4 13% New York (ex. Manhattan) $0.5 16% Manhattan $0.3 9%

10 Net Interest Income ($mm) and Margin Net Interest Margin $455 $467 $437 $421 $414 3.60% 3.57% 3.16% 2.94% 2.91% 3Q22 4Q22 1Q23 2Q23 3Q23 Net Interest Income ($mm) NIM All metrics are represented on a fully tax equivalent basis. Continued improvement in yields on new and existing loans. Non-interest bearing deposit run-off has slowed. Cash and short-term borrowing balances had normalized by quarter-end.

11 $18.7 $17.0 $18.5 $13.2 $17.0 $7.1 $13.0 $14.3 $13.8 $0.9 $1.2 $2.0 $10.3 $10.5 $11.0 $6.3 $56.2 $60.1 $58.7 3Q22 2Q23 3Q23 Other Non-Interest Income Capital Markets Wealth, Trust & Insurance Gain on Sale of Loans Deposit Service Charges Net non-core income Other $15.8 30% Wealth, Trust & Insurance $13.8 26% Capital Markets $7.1 14% Service Charges $11.0 21% Gain-on-Sale of Loans, net $2.0 4% Loan Servicing $2.7 5% 3Q23 Adjusted Non-Interest Income ($mm) 1 Diverse Fee Income Sources $52.4mm Non-Interest Income ($mm) 1 Please refer to the Non-GAAP Disclosure Reconciliation in Appendix. 1

12 266.8 263.6 16.2 3.5 283.0 267.1 2Q23 3Q23 Adjusted Reported 1 Please refer to the Non-GAAP Disclosure Reconciliation in Appendix. Sums may be inconsistent due to rounding. Non-Interest Expense Non-Interest Expenses ($mm) 1 Efficiency Ratio Trend 1 55.6% 56.7% 2Q23 3Q23 1.85% 1.72% 1.72% 3Q22 2Q23 3Q23 Adj. Non-Interest Expenses 1 / Avg. Assets

13 0.65% 0.57% 0.50% 0.51% 0.52% 9/30/2022 12/31/2022 3/31/2023 6/30/2023 9/30/2023 Asset Quality Non-Accrual Loans / Total Loans Loan Loss Provision ($mm) Allowance for Credit Losses for Loans / Total Loans 0.99% 1.03% 1.10% 1.03% 0.95% 0.92% 0.92% 9/30/2022 12/31/22 3/31/23 6/30/23 9/30/23 Net Loan Charge-offs ($mm) $(6) $22 $30 $9 $6 (0.05%) 0.19% 0.25% 0.07% 0.04% 3Q22 4Q22 1Q23 2Q23 3Q23 Net Charge-offs (Recoveries) NCOs / Avg. Loans $1.8 $7.3 $9.5 $6.3 $9.1 3Q22 4Q22 1Q23 2Q23 3Q23

14 Equity & Capitalization $7.87 $8.15 $8.36 $8.51 $8.63 $11.98 $12.23 $12.41 $12.54 $12.64 9/30/2022 12/31/2022 3/31/2023 6/30/2023 9/30/2023 TBV per share Book Value per share Book Value and Tangible Book Value per Share 1 Equity Capitalization Level 1 1 Please refer to the Non-GAAP Disclosure Reconciliation in Appendix. 7.40% 7.45% 6.82% 7.24% 7.40% 11.22% 11.14% 10.12% 10.66% 10.83% 9/30/2022 12/31/2022 3/31/2023 6/30/2023 9/30/2023 Tangible Common Equity / Tangible Assets Equity / Assets Holding Company Capital Ratios 9/30/22 6/30/23 9/30/23 Tier 1 Leverage 8.31 7.86 8.08 Common Equity Tier 1 9.09 9.03 9.21 Tier 1 Risk-Based 9.56 9.47 9.64 Total Risk-Based 11.84 11.52 11.68 1

A p p e n d i x

16 September 30, June 30, September 30, ($ in thousands, except for share data) 2023 2023 2022 Adjusted net income avai lable to common shareholders (Non-GAAP): Net income, as reported (GAAP) $141,346 $139,060 $178,119 Add: Losses (gains) on available for sale and held to maturity securities transactions (net of tax) (a) 318 6 (24) Add: Restructuring charge (net of tax) (b) (484) 8,015 — Add: Branch related asset impairment (net of tax) (c) 1,004 — — Add: Net gains on sales of office buildings (net of tax) (d) (5,821) — — Add: Merger related expenses (net of tax) (e) — — 3,360 Net income, as adjusted (Non-GAAP) $136,363 $147,081 $181,455 Dividends on preferred stock 4,127 4,030 3,172 Net income available to common shareholders, as adjusted (Non-GAAP) $132,236 $143,051 $178,283 (a) Included in gains (losses) on securities transactions, net. (b) Represents severance expense related to workforce reductions within salary and employee benefits expense. (c) Branch related asset impairment is included in net gains (losses) on sale of assets within non-interest income. (d) Included in net gains (losses) on sales of assets within non-interest income. (e) Included primarily within salary and employee benefits expense. Adjusted per common share data (Non-GAAP): Net income available to common shareholders, as adjusted (Non-GAAP) $132,236 $143,051 $178,283 Average number of shares outstanding 507,650,668 507,690,043 506,342,200 Basic earnings, as adjusted (Non-GAAP) $0.26 $0.28 $0.35 Average number of diluted shares outstanding 509,256,599 508,643,025 508,690,997 Diluted earnings, as adjusted (Non-GAAP) $0.26 $0.28 $0.35 Adjusted annual ized return on average tangible shareholders' equi ty (Non-GAAP): Net income, as adjusted (Non-GAAP) $136,363 $147,081 $181,455 Average shareholders' equity 6,605,786 6,546,452 6,256,767 Less: Average goodwill and other intangible assets 2,042,486 2,051,591 2,117,818 Average tangible shareholders' equity 4,563,300 4,494,861 4,138,949 Annualized return on average tangible shareholders' equity, as adjusted (Non-GAAP) 11.95% 13.09% 17.54% Adjusted annual ized return on average assets (Non-GAAP): Net income, as adjusted (Non-GAAP) $136,363 $147,081 $181,455 Average assets $61,391,688 $61,877,464 $54,858,306 Annualized return on average assets, as adjusted (Non-GAAP) 0.89% 0.95% 1.32% Adjusted annual ized return on average shareholders' equi ty (Non-GAAP): Net income, as adjusted (Non-GAAP) $136,363 $147,081 $181,455 Average shareholders' equity 6,605,786 6,546,452 6,256,767 Annualized return on average shareholders' equity, as adjusted (Non-GAAP) 8.26% 8.99% 11.60% Three Months Ended Non-GAAP Reconciliations to GAAP Financial Measures

17 September 30, June 30, September 30, ($ in thousands) 2023 2023 2022 Annual ized return on average tangible shareholders' equi ty (Non-GAAP): Net income, as reported (GAAP) $141,346 $139,060 $178,119 Average shareholders' equity 6,605,786 6,546,452 6,256,767 Less: Average goodwill and other intangible assets 2,042,486 2,051,591 2,117,818 Average tangible shareholders' equity 4,563,300 4,494,861 4,138,949 Annualized return on average tangible shareholders' equity (Non-GAAP): 12.39% 12.37% 17.21% Effic iency rat io (Non-GAAP): Non-interest expense, as reported (GAAP) $267,133 $282,971 $261,640 Less: Restructuring charge (pre-tax) (675) 11,182 Less: Merger-related expenses (pre-tax) — — 4,707 Less: Amortization of tax credit investments (pre-tax) 4,191 5,018 3,105 Non-interest expense, as adjusted (Non-GAAP) $263,617 $266,771 $253,828 Net interest income, as reported (GAAP) 412,418 419,765 453,992 Non-interest income, as reported (GAAP) 58,664 60,075 56,194 Add: Losses on available for sale and held to maturity securities transactions, net (pre-tax) 443 9 (33) Add: Net gains on sales of office buildings (pre-tax) (6,721) — — Non-interest income, as adjusted (Non-GAAP) 52,386 $60,084 $56,161 Gross operating income, as adjusted (Non-GAAP) 464,804 479,849 510,153 Efficiency ratio (Non-GAAP) 56.72% 55.59% 49.76% Annual ized pre-provision net revenue / average assets Net interest income, as reported (GAAP) $412,418 $419,765 $453,992 Non-interest income, as reported (GAAP) 58,664 60,075 56,194 Less: Non-interest expense, as reported (GAAP) 267,133 282,971 261,640 Pre-provision net revenue (GAAP) $203,949 $196,869 $248,546 Average assets $61,391,688 $61,877,464 $54,858,306 Annualized pre-provision net revenue / average assets (GAAP) 1.33% 1.27% 1.81% Annual ized pre-provision net revenue / average assets, as adjusted Pre-provision net revenue (GAAP) $203,949 $196,869 $248,546 Add: Restructuring charge (pre-tax) ($675) $11,182 Add: Merger-related expenses (pre-tax) — — 4,707 Add: Amortization of tax credit investments (pre-tax) 4,191 5,018 3,105 Add: Losses (gains) on available for sale and held to maturity securities transactions, net (pre-tax) 443 9 (33) Add: Net gain on sale of asset (pre-tax) (6,721) — — Pre-provision net revenue, as adjusted (Non-GAAP) 201,187 213,078 256,325 Average assets $61,391,688 $61,877,464 $54,858,306 Annualized pre-provision net revenue / average assets, as adjusted (Non-GAAP) 1.31% 1.38% 1.87% Three Months Ended Non-GAAP Reconciliations to GAAP Financial Measures

18 September 30, June 30, March 31, December 31, September 30, ($ in thousands, except for share data) 2023 2023 2023 2022 2022 Tangible book value per common share (Non-GAAP): Common shares outstanding 507,660,742 507,619,430 507,762,358 506,374,478 506,351,502 Shareholders' equity $6,627,299 $6,575,184 $6,511,581 $6,400,802 $6,273,828 Less: Preferred Stock 209,691 209,691 209,691 209,691 209,691 Less: Goodwill and other intangible assets 2,038,202 2,046,882 2,056,107 2,066,392 2,079,731 Tangible common shareholders' equity (Non-GAAP) $4,379,406 $4,318,611 $4,245,783 $4,124,719 $3,984,406 Tangible book value per common share (Non-GAAP): $8.63 $8.51 $8.36 $8.15 $7.87 Tangible common equi ty to tangible assets (Non-GAAP): Tangible common shareholders' equity (Non-GAAP) $4,379,406 $4,318,611 $4,245,783 $4,124,719 $3,984,406 Total assets 61,183,352 61,703,693 64,319,460 57,466,232 55,927,501 Less: Goodwill and other intangible assets 2,038,202 2,046,882 2,056,107 2,066,392 2,079,731 Tangible assets (Non-GAAP) 59,145,150 59,656,811 62,263,353 55,399,840 53,847,770 Tangible common equity to tangible assets (Non-GAAP) 7.40% 7.24% 6.82% 7.45% 7.40% As of Non-GAAP Reconciliations to GAAP Financial Measures

19 ▪ Log onto our website: www.valley.com ▪ Email requests to: tlan@valley.com ▪ Call Travis Lan in Investor Relations, at: (973) 686-5007 ▪ Log onto our website above or www.sec.gov to obtain free copies of documents filed by Valley with the SEC For More Information